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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                FORM 8-K/A NO. 2


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               FEBRUARY 13, 1996
                               -----------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                  HSN, INC.
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               (Exact name of registrant as specified in Charter)


   DELAWARE                         0-20570            59-2712887
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(State of other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)    Identification No.)


1 HSN DRIVE, ST. PETERSBURG, FLORIDA                       33716
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(Address of principal executive offices)                 (zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (813) 572-8585


                               NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4       CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

             The information set forth in the Form 8-K for the event dated February 13, 1996 and previously filed by HSN, Inc. (the "Registrant") with the Securities and Exchange Commission on February 21, 1996 and amended on March 1, 1996 is hereby amended and supplemented by adding the information contained herein.

             During the Registrant's two fiscal years ended August 31, 1994 and 1995, the period September 1, 1995 through December 31, 1995,and the subsequent interim period through July 2, 1996, there were no disagreements with Deloitte & Touche LLP on any matters of accounting practices, financial statement disclosure, or auditing scope or procedures which if not resolved to the satisfaction of Deloitte & Touche would have caused Deloitte & Touche to make a reference to the subject matter of the disagreement in connection with Deloitte & Touche's Report on the Registrant's financial statements for such periods. During such periods, Deloitte & Touche has not advised the Registrant as to the presence of any reportable event as described in Item 304 of Regulation S-K.

             Deloitte & Touche's Report dated July 2, 1996 on Registrant's financial statements for the years ended August 31, 1995 and 1994 and for the period September 1, 1995 through December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.


ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16-- Letter of Deloitte & Touche LLP to the Securities and Exchange
             Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HSN, INC.



Date:  January  9, 1998             By: /s/  Brian J. Feldman
                                       --------------------------------
                                        Brian J. Feldman
                                        Controller


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                                 EXHIBIT INDEX

NUMBER            DESCRIPTION                                        PAGE
------            -----------                                        ----

  16              Letter of Deloitte & Touche LLP                      5
                  to the Securities and Exchange
                  Commission included herein
                  pursuant to the requirements of
                  Item 304(a)(3) of Regulation S-K

















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